Events After the Balance Sheet Date	12 Months Ended
Mar. 31, 2021
Event After the Balance Sheet Date [Abstract]
EVENTS AFTER THE BALANCE SHEET DATE

NOTE 25. EVENTS AFTER THE BALANCE SHEET DATE

Share Offering

In April 2021, pursuant to a Registration Statement and Prospectus declared effective by the SEC on March 8, 2021 (discussed more fully in Note 1, “Nature of Operations”), the Company commenced its “at the market” offering and through June 7, 2021, had sold 90,888 shares generating net proceeds of approximately $2.6 million. Further, the Company initiated an offering pursuant to the Prospectus.

On June 24, 2021, the Company completed a firm commitment underwritten public offering of 1,150,000 ordinary shares at a public offering price of $23.00 per share for gross proceeds of approximately $26.5 million and net proceeds of approximately $25.0 million, and was settled June 28, 2021. The Company incurred offering expenses for the public offering of approximately $1.5 million, including approximately $1.4 million of management, underwriting and selling expenses. The Company will use net proceeds raised to fund its research and development activities and support operations.

Installment Note Receivable

The installment note receivable of approximately $0.034 million described in Note 5, “Prepaid Expenses and Other Receivables,” was repaid in full in July 2021.